UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2020

MITEK SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35231	87-0418827
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

600 B Street, Suite 100
San Diego,	California		92101
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 269-6800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MITK	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operations and Financial Condition.
On November 5, 2020, Mitek Systems, Inc. (the “Company”) issued a press release regarding the Company’s financial results for the fourth quarter and fiscal year ended September 30, 2020. The full text of the Company’s press release is attached hereto as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective November 3, 2020, Kimberly S. Stevenson was appointed to the Board of Directors of the Company (the “Board”).
Currently, the Company provides its outside directors with $125,000 in annual equity compensation which generally is granted in November of each year. This year, in order to better align each Director’s equity compensation with their annual term of service, the Company will make a pro-rata equity grant of $37,000, which is intended to compensate each director for the period beginning November 16, 2020 and ending March 3, 2021 (the anticipated date of our annual stockholder meeting date). Following the annual stockholder meeting, the Company will then resume it’s normal equity granting practice, with the vesting term to commence upon election to the board at such meeting and ending upon the next year’s annual meeting date. Accordingly, in connection with Ms. Stevenson’s appointment to the Board, she will receive a grant, on or about November 16, 2020, of restricted stock units of the Company with an initial value of $37,000 which units will fully vest on March 3, 2021. The number of shares of Company common stock subject to this restricted stock unit award will be calculated based on the closing price of the Company's common stock on the date of grant. As a non-employee director, Ms. Stevenson will be entitled to receive the Company’s standard fees for her service as a member of the Board.
The Company intends to enter into its standard form of indemnification agreement with Ms. Stevenson, a copy of which was filed as Exhibit 10.21 to the Company’s Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on December 5, 2014.
On November 5, 2020, the Company issued a press release announcing the appointment of Ms. Stevenson as a member of the Board, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

Exhibit Number	Description
99.1	Press Release issued on November 5, 2020
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mitek Systems, Inc.

November 5, 2020	By:	/s/ Jeffrey C. Davison
Jeffrey C. Davison
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release issued on November 5, 2020
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL)